                                                     Deutsche Asset Management




BT Pyramid Mutual Funds
PreservationPlus - Institutional Class

Supplement dated May 11, 2000 to Prospectus dated January 31, 2000

The following sentences are hereby omitted from the "Who Should Consider Investing in the Fund" and "Buying and Selling Fund Shares" sections of the Fund's Institutional Class prospectus:

The shares are available to employee benefit plans whose initial investment equals or exceeds $25 million. Shares are also available to employee benefit plans which invest in the Fund through an omnibus account or similar arrangement, if that omnibus account or similar arrangement makes an initial investment in the Fund of at least $25 million.


              Please Retain This Supplement for Future Reference

SUPP491 (5/00)

CUSIP:
055847818


                                                        A Member of the
                                                        Deutsche Bank Group [/]